Destination XL Group, Inc. Investor Presentation December 2013 Exhibit 99.1

Destination XL Group, Inc.
SAFE HARBOR

Certain information contained in this presentation, including, but not limited to, sales, cash flows, operating margins and store counts for fiscal 2013 and estimates through fiscal 2016, constitute forward-looking statements under the federal securities laws. The discussion of forward-looking information requires management of the Company to make certain estimates and assumptions regarding the Company's strategic direction and the effect of such plans on the Company's financial results. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores sales and direct-to-
consumer business, the failure to achieve improvement in the Company's competitive position, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, trade and security restrictions and political or financial instability in countries where goods are manufactured, increases in raw material costs from inflation and other factors, the interruption of merchandise flow from the
Company's distribution facility, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the
Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended February 2, 2013 filed on March 15, 2013 and other Company filings with the Securities and Exchange Commission. Casual Male assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Destination XL Group, Inc.

WHO IS DESTINATION XL GROUP?
Largest multi-channel specialty
retailer in niche men’s big and tall
(B&T) market
Offers unique blend of wardrobe
solutions – Private label & leading
apparel name brands

Destination XL Group, Inc.
DXLG BY THE NUMBERS

6 BRANDS
375 RETAIL STORES
1.4M ACTIVE CUSTOMERS
90%
90% ENROLLED IN LOYALTY PROGRAM
ENROLLED IN LOYALTY PROGRAM
80% RETAIL
20% DIRECT
SALES
85% HIGHEST RATED RETAILER IN 2011 CSI SURVEY
1
Customer
Satisfaction
#

WHO IS OUR CUSTOMER?
Males with
a waist size
40” and
greater
(40M men)
Determined
by physical
characteristic,
not demographic
Seeking
greater
selection
in size
Not dependent
on age,
income, race
or nationality
Values
convenience,
selection
and fit over
price

CURRENT CASUAL MALE XL STORES

Destination XL Group, Inc. WHAT OUR CUSTOMERS WANT 8 More brands Bright Atmosphere Wide aisles One-stop shopping Onsite tailoring Large changing rooms

Destination XL Group, Inc.
RESPONDING WITH DESTINATION XL

2010
Opened 4 DXL concept stores
2012
Opened 32 DXL stores
2011
Opened 12 DXL stores
Opportunity for accelerated growth and profitability
2013
Expect to open 53 stores

Schaumburg, IL

Traditional Section, POLO

Studio Section, Runway

Club Department

Studio Department

Destination XL Group, Inc. LARGE SELECTION OF NAME BRANDS 15

Destination XL Group, Inc.

CASUAL MALE XL vs. DESTINATION XL
Store size 3,600 sq. ft. 8,400 sq. ft.
Sales per sq. ft. $172 $147 (maturing to $230)
Build out costs $50 $70
Occupancy costs $30 $30
Dollars per transaction $102 $150
Style choices 600 2,000
Private label brands 10 15
Name brands 8 30
*Average store

Destination XL Group, Inc.

Chicago
Metro
*Customers are willing to drive up to 20 miles
Schaumburg, IL
0.9 miles
9451 Schaumburg, IL
9183 Niles, IL
11.4 Miles
9512 Bloomingdale, IL
11.2 miles
MARKET CONSOLIDATION TO DXL
Customers are
willing to drive
up to 20 miles

Destination XL Group, Inc.

DXL COMPS REFLECT GROWTH OPPORTUNITY
*Total DXLG Comparables consist of all stores, including DXL stores and direct channel
14.5%
9.0%
12.8%
16 .3%
17.1%
13 .8%
15 .0%
15.6%
17.7%
28.8%
17.7%
0.7% 0.8%
2.1%
2.0%
2.0%
1.5%
0.5%
1.5%
-0.5%
3.8%
4.4%
Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 FY 2012 Q1 2013 Q2 2013 Q3 2013
DXL Comparables Total DXLG Comparables*

COMPARABLE SALES FOR DXL OPEN > 1 YEAR

(11 stores) (16 stores)                (23 stores)               (29 stores)           (36 stores)
1
Spring market campaign ran from 5/5/13 to 6/14/13
2
Fall marketing campaign ran from 9/28/13 to 11/23/13
Reported 25.3% increase at DXLs open >1 year in October 2013
1 2
(2.7)%
5.9%
4.7%
16.5%
11.3%
-5%
0%
5%
10%
15%
20%
Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013
Destination XL Group, Inc.

Destination XL Group, Inc.

COMPELLING DXL RETURNS
Expect greater store productivity and
profitability
Better leveraging of expenses -- occupancy, labor
productivity and local/district management
Projecting higher 4-wall profits than
combined profits of individual stores
Targeting between 25%-30% store operating
margin
Potential to capture additional
market share
Attract new customers
Better cross-selling environment to capture
greater share of apparel wallet from existing
customers
Opportunity to improve
operating margins
Expect to increase margins significantly after the
transition to DXL is complete

Destination XL Group, Inc.
ACCELERATED DXL OPENINGS

2015 Store Count Target
Destination XL 215-230
Casual Male XL Outlet 55-60
Rochester Clothing 5
Accelerated rollout based on success of DXL stores in 2011
Destination XL Group, Inc.
Total Stores: (460)
0
50
100
150
200
250
300
350
400
450
500
2010 2011 2012 2013 2014 2015
(275-295)
(315-330) (~363) (412) (450)

Destination XL Group, Inc.
DXL SALES INCREASE AS % OF TOTAL REVENUE

* DXL sales include direct sales via the DestinationXL.com website.
1%
5%
28%
44%
65%
80%
88%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2010 2011 2012 2013 2014 2015 2016

Destination XL Group, Inc.

INCREASED AWARENESS = OPPORTUNITY
DXL Customer Purchase Funnel*
Source: L.E.K analysis prior to launch of marketing campaign (November 2012)
*Based on consumers’ stated responses per L.E.K’s survey within DXL markets
Repeat
73% of those that visit the store make a purchase
89% of those that make a purchase intend to return
Of those aware of DXL, only 8% are visiting the store
Awareness of DXL is low across its markets, directly
impacting ability to attract new customers
DXL’s addressable market is primarily men with
over 40” waist
Addressable Population
Aware of DXL
Visiting DXL
Purchasing
from DXL
17%
8%
73%
89%

Destination XL Group, Inc.

OPPORTUNITY TO GROW MARKET SHARE
Capture greater wallet share with DXL concept
Attract broader customer audience with one-stop-shop
Target “end-of-rack” customers
Paradigm shift in marketing improves awareness
Grow direct business with new website
Addressable Market = 40M Customers
1.4M Currently Active Customers

DXL  ADVERTISING CAMPAIGN
•
Combination of TV, radio & digital support
•
Built stronger brand to attract and serve customers
•
Results demonstrate ability to grow market share
Fall Flight (Sept 28 – Nov 23)
•
Spring Flight (May 5 to June 14)
•
• Transaction size increased 23%
• New customers grew by 26.1%
• Traffic increased 7.5%
• “End-of-rack” customer base grew to 40.5%
• Web traffic increased 80%
Increased market awareness from
13% to 18%
Broadening to include network television
ad-buy to supplement national cable presence
Eliminating catalog distribution; introducing
smaller 16-page brand mailers to announce
seasonal offerings
Reallocating $2 million of marketing dollars
to fall advertising campaign
Added additional week to duration of
campaign
•
•
•

Destination XL Group, Inc. DXL ADVERTISING CAMPAIGN 26 Marketing to Customers in “No Man’s Land”

Destination XL Group, Inc.
2013 MARKETING SPEND

• Strategically increase marketing spend as percent of sales from 4.5% to 7.0%
• Rebalance spend to focus on prospecting and reduce direct marketing
• Increase budget by $10M to support DXL media and digital acquisition
2013
$27.1M (7.0%)
2012
$18.5M (4.6%)
+$10M
Direct Marketing Digital Other Visual Loyalty Media

Destination XL Group, Inc. FINANCIAL PERFORMANCE 28

Destination XL Group, Inc.
YTD 2013 RESULTS THROUGH Q3
• DXL stores comparable sales increased 21.4% and represented
26.5% of total comparable retail sales
• 36 DXL stores opened 1 year comparable sales increased 11.5%
• Dollars per transaction have increased 17.5% over the prior year
• Comp sales for Casual Male XL and Rochester Clothing stores decreased (0.3)%
• Overall comparable retail sales increased 2.5% and total sales were
$279.4M
• U.S. direct e-commerce sales increased 3.3%
• Loss from continuing operations was ($4.6) million, or ($0.10)
per diluted share, which included $9.1 million (after tax), or $0.19 per share, of Transition Costs and incremental marketing expenses to support the DXL rollout

Destination XL Group, Inc.

SALES & GROSS MARGIN
Strong gross margins provide opportunity for significant sales leverage
$443.9
$393.9
$392.0
$395.9
$399.6
$279.4
42.7%
44.2%
45.9%
46.3%
46.5%
46.3%
38%
40%
42%
44%
46%
48%
50%
$0
$100
$200
$300
$400
$500
2008 2009 2010 2011 2012 YTD 2013
Revenue ($MM)
Revenue Gross Margin
Destination XL Group, Inc.

Destination XL Group, Inc. 31
* Before impairment charge of $23.1M
OPERATING MARGIN & COMPARABLE SALES
Focus on improving operating margins through greater DXL sales
(continuing operations)
(1.1)%
2.4%
4.6%
4.7%
3.5%
(2.5)%
(10%)
(5%)
0%
5%
10%
2008 2009 2010 2011* 2012 YTD 2013
DXLG Operating Margin
(4.3)%
(10.8)%
1.5% 2.1%
1.5%
2.5%
(15%)
(10%)
(5%)
0%
5%
2008 2009 2010 2011 2012 YTD 2013
DXLG Comp Sales

Destination XL Group, Inc.

STRICT EXPENSE MANAGEMENT
$34.1
$19.1
$19.0
$19.6
$18.5
$21.0
$177.3
$149.2 $148.4
$152.0
$156.4
$122.8
39.9%
37.9%
37.9%
38.4%
39.1%
43.9%
30%
33%
36%
39%
42%
45%
$0
$50
$100
$150
$200
2008 2009 2010 2011 2012 YTD 2013
($ mm)
Marketing Expense Total SG&A SG&A as a Percentage of Sales

Destination XL Group, Inc.

STRONG BALANCE SHEET
2008 2009 2010 2011 2012
FY 2013
Forecast
Inventory
$98.6M $90.0M $92.9M $104.2M $104.2M
$102M
Net borrowings under
revolver
$38.7M $3.5M $0 $0 $0
$0
1
Cash on hand
$5.0 $4.3 $4.1M $10.4M $8.2M
$0
Fixed term loan
$12.5M $7.6M $0 $0 $0
$18M
1 FY 2013 Net borrowings estimate includes $5.0 million in debt and $5.0 million in cash

Destination XL Group, Inc.

CASH FLOW & CAPITAL EXPENDITURES
$23.2
$30.8
$18.7
$23.4
$29.9
$(5.5)
$12.6
$4.6
$9.0
$18.0
$32.4
$38.2
-$10
$0
$10
$20
$30
$40
-$10
$0
$10
$20
$30
$40
2008 2009 2010 2011 2012 YTD 2013
($ mm)
Cash Flow CAPEX

Destination XL Group, Inc.

Accelerated conversion to DXL
concept creates compelling
investment opportunity
Leader in large and growing B&T
market
Strong gross margins; Ability to
greatly improve operating margins
Three-year $150M investment in
DXL rollout to be funded primarily
by free cash flow and deferred
tax benefits
Significant market share/sales
growth opportunity
Strong balance sheet
with borrowing capacity
WHY INVEST IN DXLG?

Destination XL Group, Inc. FOR ADDITIONAL INFORMATION: Jeffrey Unger V. P. Investor Relations Destination XL Group, Inc. jeffunger@usa.net 561-482-9715 (o) 561-543-9806 (c) www.DestinationXL.com 36